SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 28, 2002

STATIA TERMINALS GROUP N.V.

(Exact name of registrant as specified in its charter)

Netherlands Antilles (State or other jurisdiction of incorporation or organization)	0-25821 (Commission File Number)	52-2003016 (I.R.S. Employer Identification No.)

C/O Covenant Managers
Werfstraat 6, Willemstad
Curacao, Netherlands Antilles

(Address of principal executive offices)

Registrant’s telephone number, including area code: (011) 599-31-82300

Not Applicable

(Former name or former address, if changed since last report.)

Statia Terminals Group N.V.

Current Report On Form 8-K

Item 2. Acquisition or Disposition of Assets.

     On February 28, 2002, Statia Terminals Group N.V. issued a press release announcing that it had completed the sale of substantially all of its assets consisting of the stock of its three subsidiaries (Statia Terminals International N.V., Statia Technology, Inc., and Statia Marine, Inc.) to an entity affiliated with Kaneb Pipe Line Partners, L.P. This press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The sale price was determined based on competitive bidding and arms-length negotiations and the purchaser was Kaneb Pipe Line Holding Company, LLC.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     The exhibits to this report are listed in the Exhibit Index on page 4.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statia Terminals Group N.V. (Registrant)

By /s/ Thomas M. Thompson, Jr.

Thomas M. Thompson, Jr. Vice President

By /s/ James F. Brenner

James F. Brenner Vice President and Treasurer

Dated: March 1, 2002

Statia Terminals Group N.V.

Current Report On Form 8-K

Exhibit Index

Exhibit No	Description

2.1*	Stock Purchase Agreement, dated as of November 12, 2001, by and between Statia Terminals Group N.V. and Kaneb Pipe Line Operating Partnership, L.P.

99.1	Press Release dated February 28, 2002

*	Incorporated by reference to Appendix A of the Company’s Definitive Proxy Statement on Schedule 14A, dated January 24, 2002.